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                   PUERTO RICO INDUSTRIAL DEVELOPMENT COMPANY
                                 P.O. BOX 362350
                        SAN JUAN, PUERTO RICO 00936-2350


                   SUPPLEMENT AND AMENDMENT TO LEASE CONTRACT


         NOW COME the PUERTO RICO INDUSTRIAL DEVELOPMENT COMPANY (hereinafter referred to as the "LANDLORD"), and INTEGRA NEUROSCIENCES P.R., INC. (hereinafter referred to as the "TENANT") and agree to Supplement and Amend certain Lease Contract entered into by them on April 11, 2003 (hereinafter referred to as the "Lease Contract") covering certain landsite and building identified as Project No. T-0810-0-68 and its extensions, located at ANASCO, Puerto Rico, in the following aspects:

         ONE: Project Number T-0994-0-70, with floor area of 22,445.75 sq. ft., located in Anasco, Puerto Rico is hereby included in the Lease Contract as additional leased premises (the "Additional Leased Premises").

         TWO: The TENANT takes possession of the Additional Leased Premises in their present "as is" condition, and agrees to be responsible for any and all repairs necessary to the Additional Leased Premises, including the basic electrical and mechanical systems thereof, upon the expiration or sooner termination of the lease term, in accordance with the terms and conditions of the Lease Contract.

         In addition to the foregoing, the TENANT agrees to be responsible for certain special facilities located in the Additional Leased Premises, and to remove the same upon the request of the LANDLORD upon the expiration or sooner termination of the lease term, in accordance with the terms and conditions of the Lease Contract, including the following:

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         1. Fluorescent lamps throughout the building.

         2. Metal Halide exterior lamps.

         3. Fire alarm system.

         4. Electrical Power System.

         5. Air conditioning system throughout the building, including seven
            (7) air conditioning units, with ducts and flashing.

         6. Water sprinkler system.


         THREE:  Term - the term of the Lease Contract is not amended hereby.

         FOUR: Rent - the rent provided under the Lease Contract is hereby amended as follows:

         Commencing on the first day of the month following the date of delivery of the Additional Leases Premises to the TENANT, the rent for the Additional Leased Premises shall be at the rate of $3.25 per square feet during the term of the Leased Contract, equivalent to $6,079.06 monthly and $72,948.72 annually.

         FIVE: Deposit - the TENANT shall deposit with the LANDLORD the amount of $8,753.85, by Certified or Manager's Check, as a security deposit for the Additional Leased Premises.

         SIX: Employment - The number of employees required under Section SIX of the Lease Contract is hereby amended to a minimum of sixty (60) production workers with an annual payroll of $1,200,000.00.

         SEVEN: Section SIX of the Lease Contract is hereby amended to provide that the TENANT agrees to install manufacturing machinery and equipment with the value of $1,000,000, within eighteen (18) months from the date of commencement of operations in the Additional Leased Premises.

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         EIGHT:  The Additional Leased Premises shall be used and occupied by the TENANT exclusively in the manufacture of Medical Devices and Biomaterials (SIC. NO. 3841).

         NINE: On June 7, 2005, the TENANT executed an agreement with Caribe GE International of Puerto Rico, Inc. in order to share the entranceway and guard services to the Additional Lease Premises, and the TENANT agrees to be bound by the terms of the agreement, identified as Exhibit I hereof.

         Furthermore, the TENANT agrees to comply with the accords contained in the letters dated November 23, 2004, May 23, 2005 and July 8, 2005, identified as Exhibit II hereof.

         All of the other terms and conditions of the Lease Contract, to the extent not inconsistent with this Supplement and Amendment, shall remain in full force and effect.

         This is the sole agreement between the parties hereto with respect to the Additional Leased Premises and the Lease Contract; and any clause in conflict with the above that is contained in the Lease Contract is hereby amended.


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         IN WITNESS HEREOF, the parties hereby execute this Supplement and
Amendment to the Lease Contract, at San Juan, Puerto Rico, on this 24th day of October, 2005.


                          PUERTO RICO INDUSTRIAL DEVELOPMENT COMPANY
                                       SSP #66-0292871


                          By: /s/ Anibal Espinosa-Valentin
                              ----------------------------------------


                               INTEGRA NEUROSCIENCES P.R., INC.
                                       SSP #36-3951590


                          By: /s/ David Holtz
                              ----------------------------------------